UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2026

PSQ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

313 Datura Street, Suite 200 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (754) 264-8701

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PSQH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of James Rinn as Chief Financial Officer

On April 1, 2026, James Rinn provided notice to PSQ Holdings, Inc. (the “Company”) of his resignation from the position of Chief Financial Officer of the Company, effective April 30, 2026. Mr. Rinn’s resignation was not the result of a disagreement between Mr. Rinn and the Company on any matter relating to the Company’s operations, policies, or practices.

Appointment of Michael Pena as Chief Financial Officer

On April 6, 2026, the Board of Directors (the “Board”) of the Company appointed Michael Pena to the role of Chief Financial Officer of the Company, effective May 1, 2026.

Michael Pena, 43, is an experienced finance executive with a background in structured finance, credit, operations, investor relations, and financial technology. Mr. Pena currently serves as Senior Vice President of Finance at the Company. In that role, he leads financial operations, accounting, and portfolio analytics, and manages the Company’s credit warehouse facility while also supporting risk, insurance, and audit functions. Mr. Pena played a key role in Credova’s acquisition by the Company in March 2024. Prior to the acquisition, he served as Director of Finance of Credova from October 2019 to August 2021 and then CFO of Credova from August 2021 until its sale to the Company in March 2024. In that role, Mike has led the finance team at Credova, guiding all aspects of the company’s finance, accounting, and risk functions. Earlier in his career, Mr. Pena held roles at State Street Bank and Trust. He began his career in public accounting, working on audit and tax engagements. Mr. Pena holds an MBA in Entrepreneurship from Drury University and a BS in Accounting from Missouri State.

There are no arrangements or understandings between Mr. Pena and any other persons pursuant to which he was selected as Chief Financial Officer. Mr. Pena does not have a family relationship with any director or executive officer of the Company. Mr. Pena has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Appointment of Krista Wenzel as Chief Accounting Officer

On April 6, 2026, the Board of the Company appointed Krista Wenzel to the role of Chief Accounting Officer of the Company, effective May 1, 2026.

Krista Wenzel, 39, is a seasoned finance executive with extensive experience in public company leadership, capital markets, and enterprise finance operations. She currently serves as Senior Vice President of Finance & Accounting at the Company, a role she has held since November 2025. Ms. Wenzel was Vice President of Accounting at the Company from September 2024 to November 2025. Before joining the Company, she served as Chief Financial Officer for multiple infrastructure investment platforms at Meridiam, including the Fiber Platform from April 2023 to September 2024 and the Iowa Energy Collaborative, LLC, from April 2020 to April 2023. In these roles at Meridiam, Ms. Wenzel led finance, treasury, tax, HR, IT, and risk functions and supported capital structures exceeding $1.0 billion, including major financings such as a $320 million project financing and a $600 million revolving credit facility. Earlier in her career, she founded KDW Advisors and held finance leadership roles in consulting firms and municipal utilities. Ms. Wenzel holds an MBA from the University of Phoenix, a BS in Accounting from Iowa State University, and is a Certified Public Accountant.

There are no arrangements or understandings between Ms. Wenzel and any other persons pursuant to which she was selected as Chief Accounting Officer. Ms. Wenzel does not have a family relationship with any director or executive officer of the Company. Ms. Wenzel has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 2, 2026, the Board of the Company approved the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”). The Second Amended and Restated Bylaws amend and restate the Company’s Amended and Restated Bylaws in their entirety to: (i) lower the number of holders of the shares of issued and outstanding capital stock of the Company entitled to vote at a meeting of stockholders that constitutes a quorum from a majority to one-third; and (ii) remove a reference to the date of a previous annual meeting of stockholders.

The foregoing description of the Second Amended and Restated Bylaws is qualified by reference to the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 7, 2026, the Company issued a press release announcing the resignation of Mr. Rinn and the appointments of Mr. Pena and Ms. Wenzel, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in Item 7.01 of this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Second Amended and Restated Bylaws of PSQ Holdings, Inc.
99.1	Press Release, dated April 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: April 7, 2026	By:	/s/ Jim Giudice
	Name:	Jim Giudice
	Title:	Chief Legal Officer